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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                October 21, 2003
                                ----------------


                           United Parcel Service, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                     001-15451                     58-2480149
     --------                     ---------                     ----------
 (State or other                 (Commission                  (IRS Employer
   jurisdiction                  File Number)             Identification Number)
of incorporation)


         55 Glenlake Parkway, N.E.
              Atlanta, Georgia                                   30328
              ----------------                                    -----
  (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (404) 828-6000


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

      99.1  Press Release dated October 21, 2003.


Item 12. Results of Operations and Financial Condition.

      On October 21, 2003, United Parcel Service, Inc. issued a press release containing information about the company's results of operations for the quarter ended September 30, 2003. Such information, including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. A copy of the press release is attached hereto as Exhibit 99.1.

      The press release presented non-GAAP financial information that the company believes is useful because it allows investors to perform meaningful comparisons of the company's results for 2002 and 2003.
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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       UNITED PARCEL SERVICE, INC.



Date:  October 24, 2003                By:/s/ D. Scott Davis
                                          -------------------------------------
                                          Name:  D. Scott Davis
                                          Title: Senior Vice President, Chief
                                                 Financial Officer and Treasurer
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                                  EXHIBIT INDEX

99.1        Press Release dated October 21, 2003.